Future Intangible Asset Amortization Expense (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Finite-Lived Intangible Assets And Liabilities [Line Items]
2014	$ 7,099
2015	6,867
2016	5,297
2017	4,283
2018	3,693
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 27,239